SUPPLEMENT DATED FEBRUARY 21, 2025 TO THE CURRENT
SUMMARY AND STATUTORY PROSPECTUSES FOR:
Invesco EQV Asia Pacific Equity Fund
(the “Fund”)
This supplement amends the Summary and Statutory Prospectuses of the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and retain it for future reference.
The prospectuses are amended to reflect that Class R shares of the Fund are available for purchase. All references to Class R shares being unavailable for purchase are hereby removed.
APG-SUMSTAT-SUP-1